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EXHIBIT 24-a


                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of William J. Cadogan and David F. Fisher, with full power to each to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADC Telecommunications, Inc. (the "Company") for the Company's fiscal year ended October 31, 1996, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 17th day of December, 1996, by the following persons.


 /s/  William J. Cadogan                 /s/  James C. Castle, Ph.D.
-------------------------               -----------------------------
William J. Cadogan                      James C. Castle, Ph.D.


 /s/  Thomas E. Holloran                 /s/  B. Kristine Johnson
-------------------------               -----------------------------
Thomas E. Holloran                      B. Kristine Johnson


 /s/  Charles W. Oswald                  /s/  Irene M. Qualters
-------------------------               -----------------------------
Charles W. Oswald                       Irene M. Qualters


 /s/  Alan E. Ross                       /s/  Jean-Pierre Rosso
-------------------------               -----------------------------
Alan E. Ross                            Jean-Pierre Rosso


 /s/  Donald M. Sullivan                 /s/  John D. Wunsch
-------------------------               -----------------------------
Donald M. Sullivan                      John D. Wunsch


 /s/  Warde F. Wheaton
-------------------------
Warde F. Wheaton